--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    SN Insurance Services, Inc.      )                  STATEMENT NO.  12
                                     )           FOR THE PERIOD FROM:  1-Mar-01
                               DEBTOR)                            TO:  31-Mar-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                   -------------------------------------------------------------------------------------
                                     DIP General      DIP Payroll     DIP General    DIP Fiduciary   DIP Cananwill Trust
                                       Account          Account      Account-Chase     Account           Account
                                   -------------------------------------------------------------------------------------
                                                                                                        CLOSED 3/7/01
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All
    Prior Interim Statements        $31,748,145.46   $10,035,406.92  $23,307,288.88  $32,470,701.84      $766,173.14

B.  Less: Total Disbursements
          Per All Prior
          Interim Statements        $31,497,878.79    $9,925,765.46  $23,037,000.00  $32,464,542.54      $762,428.32
                                   -------------------------------------------------------------------------------------
C.  Beginning Balance                  $250,266.67      $109,641.46     $270,288.88       $6,159.30        $3,744.82
                                   -------------------------------------------------------------------------------------
D.  Receipts During Current
    Period

    Per Attached Schedule              $368,263.16       $74,675.64     $198,683.08       $7,289.18            $0.00

                                   -------------------------------------------------------------------------------------
E.  Balance Available                  $618,529.83      $184,317.10     $468,971.96      $13,448.48        $3,744.82

                                   -------------------------------------------------------------------------------------
F.  Less: Disbursements During
    Period

    Per Attached Schedule              $475,895.64      $157,127.96     $300,000.00       $2,226.56        $3,744.82

                                   -------------------------------------------------------------------------------------
G.  Ending Balance                     $142,634.19       $27,189.14     $168,971.96      $11,221.92            $0.00

                                   -------------------------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1). DIP General Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15819-20480

    (2). DIP Payroll Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15812-20431

    (3). DIP General Account - Chase

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245

          (b) Account Number                    323-894984

    (4). DIP Fiduciary Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-402-536

    (5). DIP Cananwill Trust Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-402-528





I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:


Dated: 4/20/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
  SN Insurance Services, Inc.        )                  STATEMENT NO.  12
                                     )           FOR THE PERIOD FROM:  1-Mar-01
                                     )                            TO:  31-Mar-01
                               DEBTOR)
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                   ------------------------------------------------------------------------------------------
                                     DIP Operating   DIP WCMA/MLIF   DIP WCMA UIC       DIP WCMA CIC       DIP WCMA ZCIC
                                       Account          Account      Fiduciary Account  Fiduciary Account  Fiduciary Account
                                   ------------------------------------------------------------------------------------------
                                    CLOSED 3/7/01
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All
    Prior Interim Statements           $203,544.36   $90,539,001.07      $3,891,302.49      $1,647,790.63        $221,062.95

B.  Less: Total Disbursements
          Per All Prior
          Interim Statements           $200,000.00   $83,812,711.16            $150.00            $150.00            $150.00
                                   ------------------------------------------------------------------------------------------
C.  Beginning Balance                    $3,544.36    $6,726,289.91      $3,891,152.49      $1,647,640.63        $220,912.95
                                   ------------------------------------------------------------------------------------------
D.  Receipts During Current
    Period

    Per Attached Schedule                    $0.00      $358,288.15         $17,543.72          $7,428.62            $996.00

                                   ------------------------------------------------------------------------------------------
E.  Balance Available                    $3,544.36    $7,084,578.06      $3,908,696.21      $1,655,069.25        $221,908.95

                                   ------------------------------------------------------------------------------------------
F.  Less: Disbursements During
          Period

    Per Attached Schedule                $3,544.36      $408,296.35              $0.00              $0.00              $0.00

                                   ------------------------------------------------------------------------------------------
G.  Ending Balance                          ($0.00)   $6,676,281.71      $3,908,696.21      $1,655,069.25        $221,908.95

                                   ------------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

   (6).   DIP Operating Account

          (a) Depository Name and Location       Imperial Bank, 226 Airport
                                                 Parkway, San Jose, CA 95110

          (b) Account Number                     17-402-544

   (7).   DIP WCMA/MLIF Account

          (a) Depository Name and Location       Merrill Lynch, 10 West
                                                 Second Street, #400, Dayton,
                                                 OH 45402

          (b) Account Number                     77M07W64

   (8).   DIP WCMA UIC Fiduciary Account

          (a) Depository Name and Location       Merrill Lynch, 10 West
                                                 Second Street, #400, Dayton,
                                                 OH 45402

          (b) Account Number                     77M07W77

   (9).   DIP WCMA CIC Fiduciary Account

          (a) Depository Name and Location       Merrill Lynch, 10 West
                                                 Second Street, #400, Dayton,
                                                 OH 45402

          (b) Account Number                     77M07W78

  (10).   DIP WCMA ZCIC Fiduciary Account

          (a) Depository Name and Location       Merrill Lynch, 10 West
                                                 Second Street, #400, Dayton,
                                                 OH 45402

          (b) Account Number                     77M07W79

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
  SN Insurance Services, Inc.        )                  STATEMENT NO.  12
                                     )           FOR THE PERIOD FROM:  1-Mar-01
                                     )                            TO:  31-Mar-01
                               DEBTOR)
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                        DIP WCMA Creditors        (1) Pre-Petition        (2) Pre-Petition         Pre-Petition
                                         Fiduciary Account      Concentration Account   Concentration Account     Payroll Account
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                             CLOSED 5/11/00           CLOSED 6/12/00         CLOSED 5/11/00
                                        ------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                        $5,008,088.75                     $0.00            $4,941,903.92         $116,548.20

B. Less: Total Disbursements Per
         All Prior Interim Statements              $150.00                     $0.00            $4,941,903.92         $116,548.20

                                        ------------------------------------------------------------------------------------------
C. Beginning Balance                         $5,007,938.75                     $0.00                    $0.00               $0.00
                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                        $22,579.03                     $0.00                    $0.00               $0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                         $5,030,517.78                     $0.00                    $0.00               $0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                             $0.00                     $0.00                    $0.00               $0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                            $5,030,517.78                     $0.00                    $0.00               $0.00

                                        ------------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

  (11).   DIP WCMA Creditors Fiduciary Account

          (a) Depository Name and Location       Merrill Lynch, 10 West
                                                 Second Street, #400, Dayton,
                                                 OH 45402

          (b) Account Number                     77M07W80

  (12).   Pre-Petition Concentration Account(1)

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     14172-03510      CLOSED 5/11/00

  (13).   Pre-Petition Concentration Account(2)

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     14175-03509      CLOSED 6/12/00

  (14).   Pre-Petition Payroll Account

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     14175-04995      CLOSED 5/11/00

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 4
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
   SN Insurance Services, Inc.       )                  STATEMENT NO.  12
                                     )           FOR THE PERIOD FROM:  1-Mar-01
                               DEBTOR)                            TO:  31-Mar-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                          (3) Pre-Petition        (4) Pre-Petition        Pre-Petition         Pre-Petition
                                        Concentration Account   Concentration Account   Operating Account   Cananwill Trust Acct.
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 5/26/00           CLOSED 5/31/00        CLOSED 6/1/00         CLOSED 6/8/00
                                        ------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                             $915,515.91          $6,717,253.96         $203,544.36              $766,173.14

B. Less: Total Disbursements Per
         All Prior Interim Statements             $915,515.91          $6,717,253.96         $203,544.36              $766,173.14

                                        ------------------------------------------------------------------------------------------
C. Beginning Balance                                    $0.00                  $0.00               $0.00                    $0.00
                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                                $0.00                  $0.00               $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                                    $0.00                  $0.00               $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                                $0.00                  $0.00               $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                                       $0.00                  $0.00               $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------

                                                      ------------------------------------------------
                                                        Pre-Petition            Pre-Petition
                                                      Fiduciary Account     Accounts Payable Acct
                                                      ------------------------------------------------
                                                       CLOSED 6/30/00          CLOSED 5/15/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $34,083,192.19               $0.00

B.  Less: Total Disbursements Per All Prior           $34,083,192.19               $0.00
          Interim Statements
                                                      ------------------------------------------------
C.  Beginning Balance                                          $0.00               $0.00
                                                      ------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                                      $0.00               $0.00

                                                      ------------------------------------------------
E.  Balance Available                                          $0.00               $0.00

                                                      ------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                                      $0.00               $0.00

                                                      ------------------------------------------------
G.  Ending Balance                                             $0.00               $0.00

                                                      ------------------------------------------------

H.  ACCOUNT INFORMATION

  (15).   Pre-Petition Concentration Account(3)

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     73882-11040      CLOSED 5/26/00

  (16).   Pre-Petition Concentration Account(4)

          (a) Depository Name and Location       Chase Manhattan Bank, 4 Chase
                                                 MetroTech Center, 18th Floor,
                                                 Brooklyn, NY 11245

          (b) Account Number                     323-892531       CLOSED 5/31/00

  (17).   Pre-Petition Operating Account

          (a) Depository Name and Location       Imperial Bank, 226 Airport
                                                 Parkway, San Jose, CA 95110

          (b) Account Number                     17-061-429       CLOSED 6/1/00

  (18).   Pre-Petition Cananwill Trust Account

          (a) Depository Name and Location       Imperial Bank, 226 Airport
                                                 Parkway, San Jose, CA 95110

          (b) Account Number                     17-400-738       CLOSED 6/8/00

  (19).   Pre-Petition Fiduciary Account

          (a) Depository Name and Location       Imperial Bank, 226 Airport
                                                 Parkway, San Jose, CA 95110

          (b) Account Number                     17-400-967       CLOSED 6/30/00

  (20).   Pre-Petition Accounts Payable Account

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     77658-01168      CLOSED 5/15/00


I. Other Monies On Hand: None